SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No.)
Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement       [ ] Confidential, for Use of Commission
                                          Only (as permitted y Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
                            Analytical Surveys, Inc.
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant) Payment of filing fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i(1) and 0-11.
             1) Title of each class of securities to which transaction applies:

             2)  Aggregate number of securities to which transaction applies:

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             4)  Proposed maximum aggregate value of transaction:

             5)  Total fee paid:

     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                            Analytical Surveys, Inc.
                            941 North Meridian Street
                           Indianapolis, Indiana 46204

                    Notice of Annual Meeting of Shareholders

                                October 18, 2001

     Notice is hereby given that an annual meeting of shareholders of Analytical Surveys, Inc., a Colorado corporation, will be held on October 18, 2001 at 2:00 p.m., local time, at 941 North Meridian Street, Indianapolis, Indiana, for the following purposes:

     I. To elect five directors to serve until the next annual meeting of the shareholders and until the election and qualification of their respective successors; and

     II. To act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     The company's board of directors has fixed the close of business on September 7, 2001, as the record date for determining those shareholders who will be entitled to notice of and to vote at the annual meeting.

     Representation of at least a majority of all outstanding shares of common stock of the company is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting.

     A proxy statement explaining the matters to be acted upon at the meeting is enclosed. Also enclosed is a copy of the annual report of the company on Form 10-K for the fiscal year ended September 30, 2000. Since we did not have an annual meeting in 2000, we have also enclosed a copy of our annual report on Form 10-K for the fiscal year ended September 30, 1999.

     Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

                                          By order of the Board of Directors,



                                          ___________________________________
September 12, 2001                        Michael A. Renninger
Indianapolis, Indiana                     Secretary


         This proxy statement is dated September 12, 2001 and was first mailed to shareholders on or about September 13, 2001.

                            ANALYTICAL SURVEYS, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                October 18, 2001

     This document is being furnished to our shareholders in connection with the solicitation of proxies by the board of directors from holders of our common stock for use at the annual meeting to be held on October 18, 2001 at 2:00 p.m., local time, at 941 North Meridian Street, Indianapolis, Indiana and at any adjournments or postponements thereof. At the annual meeting, holders of common stock will be asked to consider and vote upon the election of directors and such other business as may come before the annual meeting.

Record Date; Quorum; Vote Required

     Record date. We have established the close of business on September 7, 2001 as the record date to determine the holders of our common stock entitled to notice of, and to vote at, the annual meeting. Only holders of record of our common stock at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting. At the close of business on the record date, 6,977,794 shares of common stock were outstanding and entitled to vote at the annual meeting, and were held by approximately 456 holders of record. The common stock constitutes the only outstanding class of voting securities of ASI. Each share of our common stock is entitled to one vote on each of the proposals. Votes may be cast at the annual meeting in person or by proxy.

     Quorum. The presence at the annual meeting of the holders of a majority of the shares of our common stock, either in person or by proxy, is necessary to constitute a quorum to transact business at the annual meeting. In the event a quorum is not present at the annual meeting, we expect that the meeting will be adjourned or postponed in order to solicit additional proxies.

     Vote required. In the election of directors, the nominees that receive a majority of the votes present at the meeting cast in favor of their election are elected to the board of directors. All other matters submitted at the meeting require the affirmative vote of the holders of a majority of the shares of our common stock present at the meeting. You may vote "FOR" or "WITHHOLD AUTHORITY" for each nominee. A "WITHHOLD AUTHORITY" vote will be counted toward a quorum only.

Proxies

     Shares of common stock represented by properly executed proxies received in time for the annual meeting will be voted at the annual meeting in the manner specified on such proxies. Proxies that are properly executed but which do not contain voting instructions will be voted FOR the nominees for director. It is expected that no other matter other than the election of directors will be brought before the annual meeting.

     Broker Non-Votes. If you hold your shares in "street name," it means your common stock is held in an account maintained by your broker, bank or other qualified agent. The stock is registered in your agent's name for your benefit. If you do not give instructions as to how your common stock in your account should be voted, your agent may have the right to vote those shares on certain matters. If your broker does not have this right, then your votes as to which you have given no instructions are known as "broker non-votes." They are counted toward a quorum, but are not counted as votes present. Therefore, broker non-votes cannot affect the outcome of voting.

     Adjournment of Annual Meeting. In the event that a quorum is not present at the time the annual meeting is convened, or if for any other reason we believe that additional time should be allowed for the solicitation of proxies, we may adjourn the annual meeting with or without a vote of the shareholders. If we propose to adjourn the annual meeting by a vote of the shareholders, the persons named in the enclosed form of proxy will vote all shares of common stock for which they have voting authority in favor of an adjournment.

      How to Revoke Your Proxy. The grant of a proxy on the enclosed proxy card does not preclude you from voting in person at the special meeting. You may revoke a proxy at any time prior to its exercise by:

     o delivering, prior to the annual meeting, to 941 North Meridian Street, Indianapolis, Indiana 46204, Attention: Secretary, a written notice of revocation bearing a later date or time than the revoked proxy;

     o    completing and submitting a new later-dated proxy card; or

     o    attending the annual meeting and voting in person.

      Attendance at the annual meeting will not by itself constitute revocation of a proxy - you must vote in person at the meeting. If you have instructed your broker to vote your shares, you must follow directions received from the broker in order to change your vote.

      Costs of Proxy Solicitation. We will bear the cost of solicitation of proxies from our shareholders and the cost of printing this document, mailing it, and filing it with the Securities and Exchange Commission. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from shareholders by telephone, fax, telegram or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with these activities.

Voting Securities and Principal Shareholders

      The following table sets forth as of August 31, 2001, certain information with respect to the ownership of the common stock of the company by: each person (or group of affiliated persons) known by us to be the beneficial owner of more than 5% of our outstanding common stock (based on filings with the Securities and Exchange Commission); each director of the company; and all executive officers and directors of the company as a group. Except as otherwise noted in the table, each person or group identified possesses sole voting and investment power with respect to such shares, subject to community property laws, where applicable, and the address of each shareholder is c/o Analytical Surveys, Inc., 941 North Meridian Street, Indianapolis, Indiana 46204.

Name of Beneficial Owner                      Title                   Shares Beneficially Owned(1)    Percent of Class
------------------------                      -----                   -------------------------       ----------------

James T. Rothe                            Chairman of the Board                70,654(2)                    *
                                          and Director

Robert H. Keeley                          Director                             47,250(3)                    *

Richard P. MacLeod                        Director                             70,100(4)                    *

Sol C. Miller                             Director                            664,500(5)                    9.5

John A. Thorpe                            Director                            506,441(6)                    7.2

J. Norman Rokosh                          President and CEO                   100,000(7)                    1.4

Michael A. Renninger                      Chief Financial Officer              28,000(8)                    *

All directors and executive                                                 1,486,945(9)                   20.2
officers as a group (7 persons)

-------------------
*  Denotes less than 1%

(1) Based on 6,977,794 shares of common stock outstanding as of August 31, 2001.

(2) Includes 68,404 shares of common stock underlying options that are exercisable within 60 days of August 31, 2001.

(3) Includes 42,750 shares of common stock underlying options that are exercisable within 60 days of August 31, 2001 and 4,500 shares held by Dr. Keeley's wife.

(4) Includes 64,500 shares of common stock underlying options that are exercisable within 60 days of August 31, 2001.

(5) Includes 22,500 shares of common stock underlying options that are exercisable within 60 days of August 31, 2001. Includes 37,000 shares held by the SCM Family Limited Partnership of which Mr. Miller and his wife are the sole general partners.

(6) Includes 66,077 shares of common stock underlying options that are exercisable within 60 days of August 31, 2001. Includes 122,249 shares of common stock held by the Thorpe Family Limited Partnership of which Mr. Thorpe and his wife are the sole general partners and 52,000 shares of common stock held by a charitable remainder trust of which Mr. Thorpe is a trustee.

(7) Includes 100,000 shares of common stock underlying options that are exercisable within 60 days of August 31, 2001.

(8) Includes 25,000 shares of common stock underlying options that are exercisable within 60 days of August 31, 2001.

(9) Includes 389,231 shares of common stock underlying options that are exercisable within 60 days of August 31, 2001.

                              ELECTION OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

Directors

     The board of directors has determined that the number of directors of the company shall be five. The directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees are presently directors of the company. It is the intention of the proxies named in the accompanying form of proxy to vote FOR the election of the persons named below. If any nominee should be unable to serve or become unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the proxy will be voted for another person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. The following sets forth certain information concerning the nominees for election to the board.

     Dr. Robert H. Keeley, 60, has served as a director of the company since December 1992. Since September 1992, Dr. Keeley has been the El Pomar Professor of Business Finance at the College of Business and Administration, University of Colorado at Colorado Springs, where he also is associated with the Colorado Institute for Technology Transfer and Implementation. Dr. Keeley also currently serves on the boards of directors of Simtek Corporation, a developer of high-performance nonvolatile semiconductor memories, and of several private companies.

     Richard P. MacLeod, 63, has served as a director of the company since December 1987. From May 1985 until his retirement in April 1997, Mr. MacLeod was president of the United States Space Foundation, a private foundation. He retired from the U.S. Air Force as Chief of Staff, North American Aerospace Defense Command, and also served as the first Air Force Space Command Chief of Staff.

     Sol C. Miller, 64, has served as a director of the company since August 1997. From January 24, 2000 through July 11, 2000, Mr. Miller served as interim chief executive officer of the company. He was a co-founder of MSE Corporation and was chairman of the board from 1960 until its acquisition by the company in July 1997. He is the president of SCM Real Estate Development Corporation.

     Dr. James T. Rothe, 57, has served as a director of the company since December 1987 and chairman of the board since January 2000. Dr. Rothe has been a Professor of Business at the College of Business and Administration, University of Colorado at Colorado Springs since August 1986, where he served as Dean until June 1994. From 1988 to 1999, Dr. Rothe was a principal in Phillips-Smith Specialty Retail, Inc., a venture capital firm. He is a director of Medlogic Global Corporation, which develops medical devices for the wound-management market, NeoCore, LLC, an information technology company, and of Optika, Inc., an electronic commerce software and solutions company. He is also a trustee of the Janus Funds.

     John A. Thorpe, 66, the founder of ASI, has served as a director of the company since February 1981. From January 24, 2000 through July 11, 2000, he served as assistant chief executive officer of the company. He served as chairman of the board of the company from February 1981 until March 1997. Prior to founding the company, Mr. Thorpe owned and operated Photosurveys (Pty.) Ltd., an aerial survey company located in Johannesburg, South Africa. From 1993 until August 1998, Mr. Thorpe also devoted part of his time as the chief technical officer of the company. Mr. Thorpe is a certified photogrammetrist and owner of Sundeer Yachts, LLC, a boat building company.

Meetings of the Board of Directors

     During the year ended September 30, 2000, the board of directors met 11 times. Each director standing for re-election attended at least 75 percent of the meetings of the board of directors and each committee of which he is a member.

     The compensation committee is chaired by Mr. MacLeod with Messrs. Keeley and Rothe as members. The compensation committee met four times during 2000. The compensation committee reviews and recommends to the board salary and incentive compensation, including bonus, stock options and restricted stock for the chief executive officer; reviews and approves the salaries and incentive compensation for all corporate officers and senior executives; and advises the board with respect to the incentive compensation to be allocated to employees. The compensation committee does not include any employees or former or current officers of the company.

     The audit committee is chaired by Mr. Keeley with Messrs. MacLeod and Rothe as members. The audit committee met four times during 2000. The audit committee recommends the appointment of the company's independent accountants; reviews the scope and results of the audit plans of the independent accountants and the internal auditors; oversees the scope and adequacy of the company's internal accounting control and record-keeping systems; reviews non-audit services to be performed by the independent accountants; and determines the appropriateness of fees for audit and non-audit services performed by the independent accountants.

     There is no nominating committee of the board.

Directors' Compensation

     Directors who are not also employees of the company receive a monthly retainer of $6,125 for attendance at board and committee meetings. Directors who are also employees of the company do not receive any additional compensation for their service on the board of directors.

     Non-employee directors also receive stock option awards under the Analytical Surveys, Inc. 1993 Non-Qualified Stock Option Plan. Each non-employee director is granted options to purchase 9,000 shares of common stock annually for the life of the plan. Each of the nominees received options to purchase 9,000 shares of common stock in fiscal 2000.

Certain Relationships and Related Transactions

     The company's headquarters facilities are leased from MSE Realty, LLC, a company owned by Mr. Miller, under an operating lease that expires June 30, 2002. Rental expense for this lease was $1,334,160 in fiscal 2000. The company has guaranteed the lease payments to the lender of the mortgage loan that MSE Realty, LLC has on the facilities it leases to the company. As of September 30, 2000, the mortgage loan was $580,797. The company is currently renegotiating the terms of this lease.
                               EXECUTIVE OFFICERS

     The following is certain information concerning the executive officers of the company, based on information furnished by them.

     J. Norman Rokosh, 42, president and chief executive officer. Mr. Rokosh joined the company in July 2000 as its president and chief executive officer. From January 1999 until July 2000, Mr. Rokosh was employed by PricewaterhouseCoopers LLP as a vice president, financial advisory services division. From January 1998 to December 1998, Mr. Rokosh was vice president, business development at Intermap Technologies Limited, a provider of mapping and GIS products and services. From 1996 to 1997, Mr. Rokosh was a vice president at BOVAR Inc., an environmental consulting firm. From 1991 to 1996, Mr. Rokosh was financial director at Intera Information Technologies Limited, a provider of mapping products. Prior to 1991, Mr. Rokosh was employed by international firms in positions of engineering and finance.

     Michael A. Renninger, 42, chief financial officer. Mr. Renninger joined the company in February 2000 as its chief financial officer. Prior to joining the company, Mr. Renninger was a principal at Renninger & Associates, LLC, a mergers and acquisitions consulting firm. From 1998 to 1999, Mr Renninger was vice president, corporate finance at City Securities Corporation, an investment banking and financial services firm. From 1993 to 1998, Mr. Renninger was employed at David A. Noyes & Co. as vice president, capital markets group. From 1989 to 1993, Mr. Renninger was chief financial officer at Citizens Banking Company. Prior to that, Mr. Renninger served in various audit management capacities at Crowe Chizek and Company and Coopers & Lybrand. Mr. Renninger is a certified public accountant.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     This table sets forth a summary of certain information regarding the compensation of J. Norman Rokosh, the chief executive officer of the company, three other persons who served as chief executive officer or co-chief executive officer at some time during fiscal 2000, the three most highly compensated executive officers serving at the end of the fiscal year, and one former executive officer whose salary and bonus exceeded $100,000 during fiscal 2000 (the "named executive officers") for the fiscal years ended September 30, 2000, 1999, and 1998.

                                                                                     Long Term
                                                  Annual Compensation              Compensation
                                                  -------------------              ------------
                                                                                       Awards
                                                                                       ------
                                                                                     Securities
                                                                                     Underlying
                                                                      Other Annual    Options/        All Other
                                              Salary         Bonus   Compensation(1)   SARs(2)      Compensation
Name and Principal Position       Year         ($)           ($)          ($)           (# )             ($)
---------------------------       ----         ---           ---          ---           ----             ---
J. Norman Rokosh                  2000      47,115(3)       150,000       --          150,000             --
  President and Chief             1999         N/A             --         --            --                --
  Executive Officer               1998         N/A             --         --            --                --

Michael A. Renninger              2000      134,538(4)         --         --           40,000           2,200(5)
  Chief Financial Officer         1999         N/A             --         --            --                --
                                  1998         N/A             --         --            --                --

David O. Hicks                    2000      169,975(6)       50,000       --           27,500           2,057(7)
  Chief Technical Officer         1999       135,000         50,000       --            --                2,582
                                  1998         N/A            N/A         --            --                --

Timothy A. Gregory                2000      184,378(8)       50,000       --           27,500             --
  Former Chief Marketing          1999       150,384        125,000                     --               2,582
  Officer                         1998         N/A            N/A         --            --                --

Sidney V. Corder                  2000     143,619 (9)         --         --            --             99,277(10)
  Former Chairman of the Board,   1999       298,461           --         --            --               10,917
  President and Chief             1998       239,393        656,040       --          200,000             9,470
  Executive Officer

Sol C. Miller                     2000     110,769(11)         --         --         9,000(12)            --
  Former Interim                  1999         N/A             --         --         9,000(12)            --
  Chief Executive Officer         1998         N/A             --         --         9,000(12)            --

John A. Thorpe                    2000      87,882(11)         --         --         9,000(12)            --
  Former Interim                  1999         N/A             --         --         9,000(12)            --
  Co-Chief Executive Officer      1998         N/A             --         --         9,000(12)            --

John J. Dillon                    2000     202,273(13)         --         --           5,000            9,483(14)
  Former Chief                    1999       174,647           --         --           10,000             --
Administrative Officer            1998       149,950        171,820       --           60,000            2,695

(1) Certain perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total amounts reported in the Salary and Bonus columns in any of the fiscal years reported, except as indicated.
(2) Long-term compensation consists only of stock options. There were no grants of restricted stock or payments from other long-term incentive plans, therefore columns for "Restricted Stock Awards" and "LTIP Payouts" are omitted.
(3) Mr. Rokosh began employment with the company on July 11, 2000. Accordingly, salary information included in the table represents only salary from that date through September 30, 2000.
(4) Mr. Renninger began employment with the company on February 8, 2000. Accordingly, salary information included in the table represents only salary from that date through September 30, 2000.
(5) Includes employer's matching contributions to the 401(k) Incentive Savings Plan of $2,200.
(6) Mr. Hicks resigned effective March 31, 2001.
(7) Includes employer's matching contributions to the 401(k) Incentive Savings Plan of $2,057.
(8) Mr. Gregory resigned effective October 31, 2000.
(9) Mr. Corder served as chief executive officer until his resignation January 24, 2000. Accordingly, salary information included in the table represents only salary from October 1, 1999 until his resignation. Includes $35,508 unused vacation paid in cash.
(10)Includes employer's matching contributions to the 401(k) Incentive
    Savings Plan of $2,117, $6,536 in life insurance premiums and $90,624 in severance pay.
(11)Mr. Miller and Mr. Thorpe served as interim co-chief executive officers from January 2000 until July 2000.
(12)Represents stock options granted for serving solely in the capacity as a director of the company.

(13)Mr. Dillon served as chief administrative officer until his resignation in September 2000. Accordingly, salary information included in the table represents only salary from October 1, 1999 until his resignation. Includes $19,861 in unused vacation paid in cash.
(14)Includes employer's matching contributions to the 401(k) Incentive Savings Plan of $2,406 and $7,077 severance pay.

Option/SAR Grants in Last Fiscal Year

    This table sets forth information with respect to grants made by the company of stock options to the named executive officers during fiscal 2000. No stock appreciation rights ("SARs") were granted to the named executive officers during fiscal 2000.

                              Number of      Percent of Total                                    Potential realizable
                             Securities       options/SARs                                       value(1) at assumed
                              Underlying        granted to     Exercise or                         annual rates of
                             Options/SARs      employees in     base price   Expiration           stock appreciation
     Name                      Granted         fiscal year       ($/sh)         Date               for option term
     ----                      -------         -----------       ------         ----               ---------------
                                                                                                 5% ($)       10% ($)
                                                                                                 ------       -------
J. Norman Rokosh             150,000(2)           30.5             2.75      07/11/10           213,729       584,664

Michael A. Renninger          40,000(3)            8.1             6.50      02/29/20           208,340       485,753

David O. Hicks                10,000(4)            2.0            15.13      11/08/09            61,533       187,571
                              17,500(4)            3.6             4.59      04/19/10            47,950       123,932

Timothy A. Gregory            10,000(4)            2.0            15.13      11/10/09            61,553       187,571
                              17,500(4)            3.6             4.59      04/19/10            47,950       123,932

Sidney V. Corder                     --             --             --           --                 --            --

Sol C. Miller                  9,000(5)            1.8            6.094      04/14/10            34,492        87,410

John A. Thorpe                 9,000(5)            1.8            6.094      04/14/10            34,492        87,410

John J. Dillon                 5,000(4)            1.0             4.59      04/19/10            13,700        35,409

(1) "Potential Realizable Value" is calculated based on the assumption that the price of the common stock will appreciate at the rates shown. The 5% and 10% assumed rates are mandated by the rules of the Securities Exchange Commission and do not reflect the company's estimate or projection of future stock prices. Actual gains, if any, realized upon future exercise of these options will depend on the actual performance of the common stock and the continued employment of the named executive officer through the vesting period of the option.
(2) The options vest 25% at six months; 25% at one year; 25% at two years; and 25% at three years after July 11, 2000.
(3) The options vest 25% at six months; 25% at one year; 25% at two years; and 25% at three years after February 29, 2000.
(4)  Option has terminated in accordance with its terms.
(5) The options vest 25% at six months; 25% at one year; 25% at two years; and 25% at three years after April 4, 2000.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

         This table provides information regarding the exercise of stock options by the named executive officers during fiscal 2000, and the number and value of unexercised stock options at September 30, 2000. The "value of unexercised stock options" is based on the difference between the option exercise price and $2.00, the closing price per share of common stock on September 30, 2000 multiplied by the number of shares underlying the option. As of that date, no SARs were outstanding.

                                                            Number of securities
                                                           underlying unexercised       Value of unexercised in-the-
                                                             options/SARs at                  money options
                             Shares          Value          fiscal year end (#)          at fiscal year end ($)(1)
                             acquired on    realized     ---------------------------    ---------------------------
       Name                  exercise (#)     ($)        Exercisable   Unexercisable    Exercisable   Unexercisable
       ----                  ------------     ---        -----------   -------------    -----------   -------------
J. Norman Rokosh                 --            --           --           150,000           --              --

Michael A. Renninger             --            --          10,000         30,000           --              --

David O. Hicks                   --            --          21,250         51,250           --              --

Timothy A. Gregory               --            --          15,000         37,500           --              --

Sidney V. Corder                 --            --         222,500         50,000           --              --

Sol C. Miller                    --            --          20,250         15,750           --              --

John A. Thorpe                   --            --          58,875         15,750           --              --

John J. Dillon                   --            --          58,375         27,500           --              --

(1)  No options are in-the-money.

Employment Contracts and Termination, Severance and Change-in-Control
Arrangements

      J. Norman Rokosh was appointed as our new president and chief executive officer in July 2000. When Mr. Rokosh joined us, we entered into an agreement that set forth our understanding with him on a number of subjects. This agreement was for a one year term and is in the process of being renewed by the company and Mr. Rokosh for a term ending September 2002.

      The agreement provides that the company will pay Mr. Rokosh a salary of $250,000 per year plus bonuses. For his first year of employment, Mr. Rokosh received bonuses totaling $150,000.

      In order to encourage Mr. Rokosh to join the company and to address compensation appropriate for his position, we provided him with:

     o options to purchase 150,000 shares of common stock, which vest over the next three years; and

     o    relocation benefits, including moving expenses.

      If Mr. Rokosh terminates his employment for good reason or the company terminates his employment without cause, he will be entitled to be paid severance pay equal to his base salary during the 12 months after his employment is terminated. "Good reason" means that there has been a material diminution in his job responsibilities or benefits, a breach of the agreement, or a change in control of the company. Should Mr. Rokosh leave the company voluntarily or is terminated for cause, he will not be entitled to any severance pay.

     Michael A. Renninger was appointed chief financial officer of the company in February 2000. At that time, we entered into an employment agreement with Mr. Renninger. This agreement is for a two year term, which is automatically renewed for successive two year terms unless terminated by the company or Mr. Renninger.

     Mr. Renninger is entitled to a base salary of $220,000 per year and a bonus of $66,000 during his first year. Upon his hiring, we granted Mr. Renninger options to purchase 40,000 shares of common stock of the company, which will vest over three years.

     If Mr. Renninger terminates his employment without good reason or is terminated by the company for cause, he is entitled to be paid, as severance pay, seventy-five percent of his base salary during the 12 months following his termination. If Mr. Renninger terminates his employment for good reason or the company terminates his employment without cause, he will be entitled to be paid his base salary plus benefits, as severance pay, during the 18 months after his employment is terminated and a bonus equal to 3 months of his base salary payable on a pro rata basis over the 18 month period. "Good reason" means that there has been a material diminution in his salary, benefits, or job responsibilities, a change in control of the company, or he is required to move outside of the Indianapolis area.

     The employment agreement with David O. Hicks, former chief technical officer, provides that he is entitled to severance compensation equal to one year of continued salary payment and certain health insurance benefits. The salary payments will continue until March 30, 2002.

     The employment agreement with Timothy A. Gregory, former chief marketing officer, provides that he is entitled to severance compensation equal to continued salary payments for a period of eighteen months, a bonus equal to three months salary and certain health insurance benefits. The salary payments will continue through April 2002.

     Sidney V. Corder, former president and chief executive officer, filed suit against the company in September 2000 claiming, among other things, that the company was in breach of the employment agreement between the company and Mr. Corder. The employment agreement provided for the company to pay Mr. Corder severance benefits based on his then current salary (which was $300,000 in January 2000), in the event of certain types of terminations. The duration of the severance benefits ranged from 24 months to 36 months depending on the circumstances, and no severance was payable under other circumstances. Under certain circumstances, the agreement provided for a payment equal to the amount of bonuses received during the 24 months prior to termination (which was an aggregate of $656,040 for the fiscal years ended September 30, 1998 and 1999), and in other circumstances, no bonus payments were required. Mr. Corder also has asserted the right to continued benefits and vesting of stock options. The company has asserted defenses to payment of all of these amounts and benefits.

      The employment agreement with John J. Dillon, former chief administrative officer, provides that he is entitled to severance compensation equal to continued salary payments for a period of eighteen months, a bonus equal to three months salary and certain health insurance benefits. The salary payments will continue through March 2002.

Report of the Compensation Committee

      Officer Compensation Policy. The compensation committee's fundamental policy is to provide a compensation program for executive officers that will enable the company to attract and retain the services of highly-qualified individuals and offer the company's executive officers competitive compensation opportunities based upon overall company performance and their individual contribution to the financial success of the company. It has been the committee's objective to have a substantial portion of each officer's compensation contingent upon the company's performance, as well as upon such officer's own level of performance.

      Employment Agreements. Each of the executive officers is employed by us pursuant to a written agreement of employment. The compensation committee has considered the advisability of using employment agreements and has determined that it is in the best interests of the company because it permits us to achieve our desired goals of motivating and retaining the best possible executive talent. Because of extraordinary events affecting the company in 2000, the compensation committee has determined that the use of employment agreements may be necessary in certain cases to ensure the retention of key executive officers and to attract additional executive talent to the company. Each employment agreement separately reflects the terms that the compensation committee felt were appropriate and/or necessary to recruit and retain the services of the particular executive officer, within the framework of the company's compensation policies.

      Components of Executive Compensation. Each executive officer's compensation package is comprised of three elements: base salary, which is designed to be competitive with salary levels of similar companies that compete with the company for executive talent and reflects individual performance and the executive's contribution; performance bonuses, which is based on the terms of their employment agreements; and long-term stock option awards, which create common interests for the executive officers and our shareholders.

      Base salary. Individual salaries are determined based on individual experience, performance and breadth of responsibility within the company. The compensation committee reviews these factors for each executive officer each year. In addition, the compensation committee considers executive officers' salaries for relative competitiveness within the company's industry. The compensation committee is responsible for determining the salary of the Chief Executive Officer. Because, as noted above, the executive officers are party to employment agreements, their respective salary levels are subject to the provisions of these employment agreements (the employment agreements with the Executive Officers are described more fully under "Employment Contracts and Termination, Severance and Change of Control Arrangements.")

      Bonuses. On September 26, 1991, the compensation committee adopted an incentive bonus plan for its executive officers. The incentive bonus plan is based on the year-to-year growth in net profit and the return on equity. No bonuses were paid under the plan in fiscal 2000. The executive officers are entitled to annual bonuses based upon the terms of their employment agreements (see "Employment Contracts and Termination, Severance and Change of Control Arrangements".) The bonuses paid to the executive officers in fiscal 2000 under the terms of their employment agreements are set forth in the Summary Compensation Table.

      Stock option plans. The company has the Analytical Surveys, Inc. 1993 Non-Qualified Stock Option Plan, the Analytical Surveys, Inc. 1997 Incentive Stock Option Plan, Year 2000 Analytical Surveys, Inc. Officer and Employee Recruitment Stock Incentive Plan, and the Analytical Surveys, Inc. Year 2000 Stock Incentive Plan, as amended and supplemented. The option plans are long-term incentive plans for employees and are intended to align shareholder and employee interests by establishing a direct link between long-term rewards and the value of the company's stock. The compensation committee believes that long-term stock incentives for executive officers and employees are an important factor in retaining valued employees. Because the value of an option bears a direct relationship to the company's stock price, the compensation committee believes that options motivate officers and employees to manage the company in a manner that will benefit all shareholders.

      The options granted to the executive officers in fiscal 2000 were made in accordance with the terms of their employment agreements (see "Employment Contracts and Termination, Severance and Change of Control Arrangements".) Information with respect to option grants in fiscal 2000 to the executive officers is set forth in the Option Grants Table. The compensation committee views stock option grants as an important component of its long-term, performance-based compensation philosophy.

      CEO Compensation. The compensation paid to Mr. Rokosh during fiscal 2000 is based upon the terms of his employment agreement. Such agreement is described under "Employment Contracts and Termination, Severance and Change of Control Arrangements". Pursuant to the terms of the employment agreement, Mr. Rokosh's annual base salary for fiscal 2000 was $250,000. In addition, he was granted options and paid an annual bonus as set forth in the Options Grants Table and the Summary Compensation Table, respectively, pursuant to the terms of the employment agreement .

      Deductibility of Executive Compensation. The compensation committee is responsible for addressing the issues raised by Internal Revenue Code Section 162(m). Section 162(m) limits to $1 million the company's deduction for compensation paid to certain executive officers of the company that does not qualify as "performance-based." To qualify as performance based under Section 162(m), compensation payments must be made pursuant to a plan that is administered by a committee of outside directors and must be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the compensation committee must certify that the performance goals were achieved before payments can be awarded. The company believes that all compensation paid to its executive officers listed in the summary compensation table in fiscal 2000 is fully deductible and that compensation paid under the plans will continue to be deductible. The committee's present intention is to comply with the requirements of Section 162(m) unless and until the committee determines that compliance would not be in the best interest of the company and its shareholders.

                                                  By the Compensation Committee
                                                  Richard P. MacLeod, Chair
                                                  Robert H. Keeley
                                                  James T. Rothe

                             AUDIT COMMITTEE REPORT

      Our management is primarily responsible for preparing our financial statements in accordance with accounting principles generally accepted in the United States and for the reporting process, including the system of internal controls. Our independent auditors are responsible for auditing our consolidated financial statements in accordance with auditing principles generally accepted in the United States. The Audit Committee serves as an independent and objective party to monitor our financial reporting processes and internal control system on behalf of the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.

      The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended September 30, 2000 with management and our independent auditors. In fulfilling its oversight responsibilities, the Audit Committee also discussed with the independent auditors the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements, as required by Statement on Auditing Standards No. 61. The Audit Committee also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence from management and the company. The Audit Committee also discussed with management and the independent auditors such other matters as the Audit Committee deemed appropriate.

     The members of the Audit Committee are not experts in the fields of accounting or auditing, including in respect of auditor independence, and rely without independent verification on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has applied appropriate accounting and financial reporting principles or internal controls and procedures, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the Company's financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent."

      Based on the Audit Committee's review of the audited consolidated financial statements and the discussions with management and independent auditors of the matters identified above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended September 30, 2000 be included in the Annual Report on Form 10-K for the year ended September 30, 2000, which has been filed with the SEC.

                                                     By the Audit Committee
                                                     Robert H. Keeley, Chair
                                                     Richard P. MacLeod
                                                     James T. Rothe

                                PERFORMANCE GRAPH

The following graph compares the cumulative total return on the company's common stock with the index of the cumulative total return for the Nasdaq Stock Market (U.S.) ("Total U.S.") and the index of the Nasdaq Computer and Data Processing Services Stocks ("DP&S"). The graph assumes that $100 was invested on October 1, 1995, and that all dividends, if any, were reinvested.



                           [Performance Graph Omitted]



A line graph plotting the points shown in the chart below which compares the yearly percentage change in the cumulative total shareholder return on the Common Stock against the cumulative total return of the Nasdaq Stock Market (U.S.) Index ("Total U.S.") and the index of the Nasdaq Computer and Data Processing Services Stock ("DP&S") for the period commencing October 1, 1995 and ending September 30, 2000.

The following data points were used in constructing the performance graph:

                         1995       1996       1997       1998        1999         2000
                         ----       ----       ----       ----        ----         ----

The Company              100.00     220.00     457.50     465.00      315.00       40.00
-----------

Nasdaq DP&S              100.00     118.68     162.92     165.52      270.44      358.89
-----------

Nasdaq Total U.S.        100.00     124.02     167.84     217.53      369.38      464.40
-----------------

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors and executive officers, and any persons who own more than 10 percent of the company's common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock.

      To the company's knowledge, based solely on a review of the copies of the reports furnished to the company and written representations that no other reports were required, during the year ended September 30, 2000, all Section 16(a) filing requirements were timely filed, except for one Form 3 filed by each of J. Norman Rokosh and Michael A. Renninger.


                           INDEPENDENT AUDITOR MATTERS

      The firm of KPMG LLP served as our independent auditors in fiscal year 2000. Representatives of KPMG are expected to be present at the annual meeting where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Accounting Matters

      Audit Fees. KPMG billed $305,000 for the audit of our financial statements for fiscal 2000 and for reviews of financial statements included in our Quarterly Reports on Form 10-Q for the same period.

      Financial Information Systems Design and Implementation Fees. We did not engage KPMG to provide services relating to financial information systems design and installation.

       All Other Fees. KPMG billed $247,550 for services other than audit fees for fiscal 2000. Of this amount, $212,500 relates to KPMG's activities in connection with the restatement of the Company's financial statements for fiscal 1999. The audit committee has considered whether the rendering of these services by KPMG is compatible with maintaining their independence.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

      If you want us to consider a proposal for possible inclusion in our proxy materials for the 2002 annual meeting, you must deliver your proposal us not later than November 19, 2001. Any such proposal must comply with Securities and Exchange Commission rules and regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.

      If you intend to present a proposal or nomination at the 2002 annual meeting but you do not intend to have it included in our 2002 proxy materials, then you must provide notice of such proposal to us not later than November 16, 2001. Otherwise, the proxies will have discretionary authority to vote on the matter.

      All proposals and notices should be sent to Analytical Surveys, Inc., 941 North Meridian Street, Indianapolis, Indiana 46204, Attn: Secretary.

                                  ANNUAL REPORT

      THE ANNUAL REPORTS FOR ANALYTICAL SURVEYS, INC., FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND SEPTEMBER 30, 1999, ARE MAILED WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE ANNUAL REPORTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO MAY BE OBTAINED FREE OF CHARGE BY REQUEST FROM MICHAEL A. RENNINGER, SECRETARY, 941 NORTH MERIDIAN STREET, INDIANAPOLIS, INDIANA 46204.

                                  OTHER MATTERS

      Management is not aware of any matters to come before the meeting which will require the vote of shareholders other than those matters indicated in the notice of shareholder meeting and this proxy statement. However, if any other matter calling for shareholder action should properly come before the meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.

                                             By order of the Board of Directors



                                             __________________________________
September 12, 2001                           Michael A. Renninger
                                             Secretary

                                   APPENDIX A

                            ANALYTICAL SURVEYS, INC.
                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I.    PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. With the adoption of this Charter, the Board of Directors formally specifies that the outside auditor is ultimately accountable to the Board of Directors and the Audit Committee as representatives of shareholders, and that these shareholder representatives have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). Consistent with its function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

          Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

          Review and appraise the audit efforts of the Corporation's independent accountants.

          Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.   COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

Members of the audit committee shall be considered independent if they have no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation. Examples of such relationships include:

     o a director being employed by the corporation or any of its affiliates for the current year or any of the past five years;

     o a director accepting any compensation from the corporation or any of its affiliates other than compensation for board service or benefits under a tax-qualified retirement plan;

     o a director being a member of the immediate family of an individual who is, or has been in any of the past five years, employed by the corporation or any of its affiliates as an executive officer;

     o a director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made or from which the corporation received, payments that are or have been significant(*) to the corporation or business organization in any of the past five years;

     o a director being employed as an executive of another company where any of the corporation's executives serves on that company's compensation committee.

A director who has one or more of these relationships may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the corporation and its shareholders, and the Board discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reason for that determination.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

III.  MEETINGS

The Committee shall meet at least annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the corporation's financials consistent with
IV.3. below.

IV.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review periodically (at least annually) this Charter and update it as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should obtain from the outside auditors a

(*) The Committee views the term "significant" in the spirit of Section 1.34(a)(4) of the American Law Institute Principles of Corporate Governance and the accompanying commentary to that Section.

     formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor. The committee should take, or recommend that the Board take, appropriate action to ensure the independence of the outside auditor.

5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

7. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, or management.

Process Improvement

10. Establish regular and separate systems of reporting to the Audit Committee by management and by the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

15. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

16. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

17. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Disclosure to Shareholders

19. Annually the Committee should disclose in the Company's proxy statement for its annual meeting of shareholders that the Audit Committee has adopted a formal written charter, and whether the Audit Committee satisfied its responsibilities during the prior year in compliance with its Charter, which Charter shall be disclosed at least triennially in the annual report to shareholders or proxy statement and in the next annual report to shareholders or proxy statement after any significant amendment to that charter.

                                  FORM OF PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


Analytical Surveys, Inc.        The undersigned hereby appoints J. Norman Rokosh
941 North Meridian Street       and Michael A. Renninger and each of them, with
Indianapolis, Indiana 46204     full power of substitution, the proxies of the
                                undersigned to vote all shares of common stock of Analytical Surveys, Inc., which the undersigned is entitled to vote at the Annual
                                Meeting of Shareholders of the Corporation to be held at 941 North Meridian Street
                                Indianapolis, Indiana, on October 18, 2001, at
                                2:00 p.m., local time.

Annual Meeting October 18, 2001

ELECTION OF DIRECTORS
[ ] FOR all nominees listed below       [ ] WITHHOLD AUTHORITY to vote for all
                                            nominees listed below
                                        (except as marked to the contrary below)

    Robert H. Keeley             Sol C. Miller           John A. Thorpe
    Richard P. MacLeod           James T. Rothe

INSTRUCTION: To withhold authority for any individual nominee, strike a line through or otherwise strike the nominee's name in the list above.

                         Please continue on reverse side

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

                                         Dated ___________________________, 2001


                                         _______________________________________
                                                         Signed

                                         _______________________________________
                                                         Signed


NOTE: Signature should agree with the name on the Stock Certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.